UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 1, 2011
BIODEL INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road
Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)
(203) 796-5000
(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This current report on Form 8-K/A updates information provided on a Form 8-K filed on March 4, 2011, relating to disclosures made under Item 5.07, Submission of Matters to a Vote of Security Holders, associated with the Biodel Inc. (the “Company”) annual meeting of stockholders held on March 1, 2011 (the “Annual Meeting”).

Item 5.07	Submission of Matters to a Vote of Security Holders
As previously reported, at the Annual Meeting, in a non-binding advisory vote, over a majority of the votes cast voted in favor of three years as the frequency with which the Company should hold future non-binding advisory votes on the compensation of our named executive officers. In light of these voting results and other factors, the Company will hold future non-binding advisory votes on the compensation of our named executive officers on a triennial basis, until the next non-binding advisory vote on the frequency of such votes on executive compensation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2011	BIODEL INC.
	By:	/s/ Gerard J. Michel
Gerard J. Michel, Chief Financial Officer

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